SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  July 24, 2003

                               POPE & TALBOT, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        1-7852                94-0777139
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

               1500 S.W. First Avenue
                  Portland, Oregon                             97201
      (Address of principal executive offices)               (Zip Code)

                                 (503) 228-9161
              (Registrant's telephone number, including area code)

                                      None
         (Former name or former address, if changed since last report.)
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Item 7.     Financial Statements and Exhibits

      (c)   Exhibits.

            The following exhibit is furnished with this Form 8-K:

            99.1 Press release issued by Pope & Talbot, Inc. dated July 24, 2003, announcing second quarter 2003 financial results.

Item 9. Regulation FD Disclosure (Information provided under Item 12. Results of Operations and Financial Condition)

            The information set forth in this Item 9 and Exhibit 99.1 hereto is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 34-47583. Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

            Today Pope & Talbot, Inc. issued its press release announcing its financial results for the second quarter of 2003. A copy of the release is attached hereto as Exhibit 99.1.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 24, 2003.

                                           POPE & TALBOT, INC.
                                           -------------------------------
                                           Registrant



                                     By    /s/ Maria M. Pope
                                           -------------------------------
                                           Name:  Maria M. Pope
                                           Title: Vice President and
                                                  Chief Financial Officer


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Exhibit     Description
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99.1        Press release issued by Pope & Talbot, Inc. dated July 24, 2003, announcing second quarter 2003 financial results.


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